Exhibit 10.12 Exchange Agreement between us and Michael Tracy

                        EXCHANGE AND CONVERSION AGREEMENT
                                     BETWEEN
                                 TELEMETRIX INC.
                                       AND
                                MICHAEL J. TRACY

THIS EXCHANGE AND CONVERSION AGREEMENT (hereinafter called this "Agreement")
made and entered into as of this 26 day of May, 2003 by and among TELEMETRIX
INC., a Delaware corporation with offices at 1225 Sage Street, Gering, Nebraska
69341 ("the Company"), and MICHAEL J. TRACY, an individual residing at 731 East
38th Street, Scottsbluff, NE 69361 ("Tracy").

WHEREAS, the Company has been organized as a Delaware corporation for the primary purpose of engaging in the telecommunications business; and

WHEREAS, the Company and Tracy have entered into certain loan agreements
("notes"), a schedule of which is identified as Exhibit 1 and is attached to and made a part of this agreement; and

WHEREAS, the Company has agreed upon the terms and conditions set forth herein, to an exchange of the notes held by Tracy for shares of the common and preferred capital stock of the Company; and

WHEREAS, the Company and Tracy mutually desire to set forth their agreements and understandings with respect to such exchange of notes for shares of the common capital stock of the Company and to provide for certain rights of Tracy in connection therewith;

NOW, THEREFORE, for and in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and the mutual benefits derived therefrom, the parties hereto do covenant and agree as follows:

1.   Capital Structure of the Company. The Company is a Delaware corporation authorized by its Certificate of Incorporation, to issue 25,000,000 shares of Common Stock ("Common  Stock"), par value $.001 per share, of which
     18,486,176 are outstanding and 5,000,000 shares of Preferred Stock, par value of $.001 per share, of which 0 shares are outstanding.

2.   Exchange of notes for Common Stock. As of the date of this agreement, Tracy shall surrender to the principal office of the Company (or such other office or agency of the Company as the Company may designate by notice in writing to the holder or holders of the Common Stock of the Company) all certificates representing all shares of Common Stock which have been issued by the Company to Michael L. Tracy, his heirs, successors or assigns which correspond or were issued in connection or association with the schedule of notes attached hereto as Exhibit 1, as well as shares issued on the date of reorganization as consideration and shares issued for salary and shall have the right to exchange without further cost all notes and shares of Common
     Stock issued as consideration for any of the notes listed in Exhibit 1, as well as shares issued as in lieu of salary for 3,584,151 shares of Common
     Stock of the Company and 101,551 shares of Preferred Stock. This agreement does not contemplate the surrender of any shares of stock which are held by
     Tracy and which were not a part of any transactions between Tracy and the
     Company, and which shares are held by Tracy as either restricted or unrestricted shares of Common Stock.

3.   Authorization of Issuance of Preferred Stock. This exchange calls for the issuance of Preferred Stock. The Company shall promptly take such steps as may be necessary or appropriate under the laws of Delaware and the federal securities laws to permit the issuance of the Preferred Stock. If the authorization and issuance of such Preferred Stock requires an amendment to the Company's Certificate of Incorporation and the adoption by the stockholders of such amendment, the Company shall immediately initiate the necessary and required documents and corporate meetings. The Preferred
     Stock shall be non-voting stock.

4.   Option of Tracy for Registration or Exchange of Stock. At any time, and subject to the terms set forth in paragraph 5 of this document, Tracy shall have the right by providing written notice to the Company to have the
     Company register in accordance with Paragraph 6 hereof all or any part of the Common Stock owned by Tracy. if any, held by Tracy on a registration statement in compliance with the Securities Act of 1933 in order to permit the sale or distribution of such stock.

5.   Registration of Stock. If the Company shall receive from Tracy a written request that the Company register Common Stock under a registration statement in compliance with the Securities Act of 1933 as provided in paragraph 6 hereof, in order to permit the sale or distribution of such stock, the Company, as soon as practicable after giving written notice to
     Tracy (which notice shall be given by the Company within ten (10) days after receipt of the written request for registration from Tracy) that it has elected to file a registration statement for the Common Stock held by
     Tracy pursuant to this paragraph, will use its best efforts to effect such registration and qualify the Common Stock in such jurisdictions as may be requested by Tracy. Any such registration of shares requested by Tracy may include shares of Common Stock owned by other shareholders of the Company,.
     100,000 (One Hundred Thousand) shares in the aggregate is the minimum number of shares that may be included in any registration. Each selling shareholder shall bear a pro rata portion of all costs and expenses paid to third parties (other than those paid to any affiliate or subsidiary of the
     Company or any shareholder thereof) for registration and filing fees, printing expenses, fees and disbursements of counsel, and any accounting fees incident to or required by the registration or qualification.
     Underwriting discounts and commissions shall be the pro rata expense of each selling shareholder. The Company shall keep effective and maintain any such registration statement for such period and to the extent as Tracy may deem necessary for the purpose of selling or disposing of the shares, and from time to time during such period shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with the applicable law. The Company shall be required to comply with the above registration provisions only once, except that if Tracy receives a Warrant which it is not entitled to exercise until after the registration statement has become effective, then Tracy shall be entitled to a second registration to cover Common Stock acquired by it upon exercise of the Warrant an any other shares of Common Stock then still owned by
     Tracy.

     Should the Company at any time seek to register all or any part of its
     Common Stock under a registration statement in compliance with the
     Securities Act of 1933, without having been requested to do so by Tracy, in accordance with this paragraph, Tracy may (in addition to its registration rights set forth above) add any or all of such shares of the Company as it may own to any such registration. The Company shall bear all costs and expenses for registration and filing fees, printing expenses, fees and disbursements of all counsel and any accounting fees, including expenses of any special audit, incident to or required by any registration not requested by Tracy. Underwriting discounts and commissions shall be the pro rata expense of such selling shareholder.

6.   Indemnification. Prior to the effective date of any registration statement relating to any of the shares of Common Stock owned by Tracy, the Company and Tracy shall enter into an agreement providing for reciprocal indemnification against any losses, claims, damages or liabilities to which the Company or Tracy (or controlling persons thereof) may become subject under the Securities Act of 1933, as amended, or otherwise, in the form of reciprocal indemnification provisions which customarily appear in underwriting agreements used by reputable investment bankers.

7.   Acquisition for investment. Tracy hereby agrees that the shares of Common
     Stock are being acquired for its own account and not with a view to the distribution or resale thereof and the same shall not be sold or transferred in the absence of an effective registration statement under the
     Securities Act of 1933 unless an exemption therefrom is available.

8.   Agreements Relating to Rule 144. If and so long as the Company has securities registered pursuant to the Securities Act of 1933, the Company will (a) file reports in compliance with the Securities Exchange Act of
     1934, and (b) at its expense, forthwith upon the request of Tracy, deliver to Tracy a certificate, signed by the Company's principal financial officer, stating (i) Company's name, address and telephone number
     (including area code), (ii) the Company's Securities and Exchange identification number, (iii) the Company's Securities and Exchange
     Commission file number, (iv) the number of shares of stock (and other securities) outstanding as shown by the most recent report or statement published by the Company and (v) whether the Company has filed the reports required to be filed under the Securities Exchange Act of 1934 for a period of at least ninety (90) days prior to the date of such  certificate  and in addition has filed the most recent annual report required to be filed thereunder. If at any time, subsequent to the exchange of Tracy's notes for
     Common Stock, the Company is not required to file reports in compliance with either Section 13 or Section 15(d) of the Securities Exchange Act of
     1934, the Company, at its expense will, forthwith upon the written request of Tracy, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 of the
     General Rules and Regulations promulgated under the Securities Act of 1933.

9.   Transfer of Common Stock by Tracy. It is expected that Tracy shall and
     Tracy shall at any time be permitted without any approval, consent or action of the Company to, sell, transfer or assign all or any part of the
     Common Stock or other voting or non-voting equity securities of the Company then owned by Tracy to other individuals, corporations or other entities;
     provided, however, in the event of a sale, transfer or assignment by Tracy of any of its shares of Common Stock, Tracy shall, in the absence of an effective registration statement under the Securities Act of 1933 covering such shares, provide the Company with an opinion of counsel, satisfactory in form and substance to the Company and its counsel, to the effect that such sale, transfer or assignment will not require that such securities be registered under the Securities Act of 1933. Any such assignee, in proportion to its ownership of the Common Stock or other voting or non-voting equity securities, shall be entitled to exercise or acquire all of the rights or interests which may be exercised or acquired by Tracy pursuant to the terms of this Agreement; provided, however, that the right to request mandatory registration under paragraph 5 shall be exercisable only by the then owners of a majority interest of the Common Stock previously held by Tracy.

10.  Notices and Addresses. All notices or other communications in connection herewith shall be in writing and shall be mailed by first class or air mail, postage prepaid to the following addresses and to the attention of the party in question:

     Michael J. Tracy
     731 East 38th Street
     Scottsbluff, NE
     69361

     Or at such other addresses as may have been furnished to the other parties in writing.

11.  No additional Classes of Common Stock. The Company shall not create any additional classes of common capital stock.

12.  Termination of Agreement. This Agreement shall terminate only upon the exercise by Tracy of all of its rights for registration or exchange of stock as set forth in paragraphs 2, 4 and 5 hereof or by the mutual written consent of the Company and Tracy.

13.  Amendments. This agreement may be amended only by written amendment signed by Tracy and the Company.

14.  Complete Agreement. This Agreement contains all of the Agreements and understandings between the parties here-to relative to the transaction contemplated herein.

15.  Choice of Law. This agreement and all matters pertaining thereto shall be construed under he laws of the State of Nebraska.

16.  Signatures. This Agreement may be executed in counterparts, with each such duly executed counterpart having the same validity, force and effect as the original.

17.  Facsimile. A facsimile copy of this document and any signatures shall be considered for all purposes and intent as legal and binding originals.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the date first above written.

                                               Telemetrix Inc.

/s/Michael J. Tracy                            /s/Michael L. Glaser
----------------------------                   ----------------------------
Michael J. Tracy                               Michael L. Glaser, Secretary

Telemetrix Inc.

/s/William L. Becker
----------------------------
William L. Becker, Chairman
Board of Directors

                                                 Exhibit 1

                                                                          Simple              Share price
         Date of                     Interest                            Accrued                 at $0.15
Note #   Loan                        Rate    Maturity     Principal     Interest        Total     Renewal
---------------------------------------------------------------------------------------------------------
014-J    02/15/2001  Michael Tracy   14.99% On Demand      6,825.00     1,943.83     8,768.83      58,459
015-CBM  02/15/2001  Michael Tracy   19.53% On Demand     20,100.00     7,458.51    27,558.51     183,723
016-M    02/20/2001  Michael Tracy   14.99% On Demand      6,000.00     1,696.37     7,696.37      51,309
017-AEB  02/20/2001  Michael Tracy   10.00% On Demand      7,000.00     1,320.28     8,320.28      55,469
018-N    02/24/2001  Michael Tracy   23.49% On Demand      4,000.00     1,761.75     5,761.75      38,412
019-COM  02/24/2001  Michael Tracy    9.90% On Demand     19,570.00     3,632.68    23,202.68     154,685
020-M    02/26/2001  Michael Tracy   14.99% On Demand      5,000.00     1,401.15     6,401.15      42,674
021-AR   02/27/2001  Michael Tracy   21.99% On Demand      5,000.00     2,052.40     7,052.40      47,016
022-ADV  03/09/2001  Michael Tracy   15.99% On Demand      5,125.00     1,506.95     6,631.95      44,213
023-M    03/09/2001  Michael Tracy   14.99% On Demand      6,030.00     1,662.17     7,692.17      51,281
024-US   03/12/2001  Michael Tracy   22.90% On Demand     13,000.00     5,449.56    18,449.56     122,997
025-FSB  03/15/2001  Michael Tracy   11.00% On Demand     40,000.00     8,017.78    48,017.78     320,119
027-FSB  03/29/2001  Michael Tracy   11.00% On Demand     20,000.00     3,923.33    23,923.33     159,489
028-W    04/03/2001  Michael Tracy    8.00% On Demand      6,000.00       849.33     6,849.33      45,662
029-FSB  04/03/2001  Michael Tracy   11.00% On Demand     12,000.00     2,335.67    14,335.67      95,571
035-COV  04/20/2001  Michael Tracy   19.80% On Demand      4,120.00     1,404.92     5,524.92      36,833
036-FSB  04/20/2001  Michael Tracy   11.00% On Demand      4,000.00       757.78     4,757.78      31,719
037      05/16/2001  Michael Tracy   11.00% On Demand     50,000.00     9,075.00    59,075.00     393,833
039      05/16/2001  Michael Tracy   11.00% On Demand     10,000.00     1,815.00    11,815.00      78,767
040      05/16/2001  Michael Tracy   11.00% On Demand    200,000.00    36,300.00   236,300.00   1,575,333
041-FSB  05/21/2001  Michael Tracy   11.00% On Demand      4,000.00       719.89     4,719.89      31,466
042-N    05/23/2001  Michael Tracy   18.99% On Demand      3,525.55     1,091.66     4,617.21      30,781
043-ADV  06/11/2001  Michael Tracy   15.99% On Demand      4,800.00     1,210.98     6,010.98      40,073
044-COM  06/11/2001  Michael Tracy    9.90% On Demand      1,000.00       156.20     1,156.20       7,708
045-W    06/11/2001  Michael Tracy    8.00% On Demand      1,000.00       126.22     1,126.22       7,508
046      06/08/2001  Michael Tracy   11.00% 06/08/2002   110,000.00    19,191.94   129,191.94     861,280
047      06/15/2001  Michael Tracy   11.00% 06/15/2002    17,341.12     2,988.45    20,329.57     135,530
49       07/10/2001  Michael Tracy   11.00% 07/10/2002   150,000.00    24,704.17   174,704.17   1,164,694
050-W    07/10/2001  Michael Tracy   13.49% On Demand      1,500.00       302.96     1,802.96      12,020
051-N    07/10/2001  Michael Tracy   18.99% On Demand      3,100.00       881.40     3,981.40      26,543
052-COM  07/10/2001  Michael Tracy    9.90% On Demand      1,050.00       155.64     1,205.64       8,038
053-MTP  07/20/2001  Michael Tracy   11.00% On Demand     64,716.75    10,460.74    75,177.49     501,183
054-MTP  07/23/2001  Michael Tracy   11.00% On Demand      3,882.52       624.01     4,506.53      30,044
055      07/27/2001  Michael Tracy   11.00% On Demand     10,300.00     1,642.85    11,942.85      79,619
056      08/16/2001  Michael Tracy   11.00% On Demand     60,000.00     9,203.33    69,203.33     461,356
058      07/23/2001  Michael Tracy   11.00% On Demand     23,971.88     3,852.81    27,824.69     185,498
059      09/11/2001  Michael Tracy   11.00% On Demand      4,800.00       698.13     5,498.13      36,654
060      10/01/2001  Michael Tracy   11.00% On Demand     11,559.18     1,610.58    13,169.76      87,798
061-CC   10/10/2001  Michael Tracy   15.25% On Demand      4,625.00       875.76     5,500.76      36,672
062      10/24/2001  Michael Tracy   11.00% On Demand     20,105.64     2,660.09    22,765.73     151,772
062B     11/05/2001  Michael Tracy   11.00% On Demand    150,000.00    19,295.83   169,295.83   1,128,639
063      11/15/2001  Michael Tracy   15.25% On Demand     50,000.00     8,705.21     58705.21      391368
065      12/17/2001  Michael Tracy   10.00% On Demand    374,059.93    39,380.20   413,440.13   2,756,268
070      03/29/2002  Michael Tracy   11.00% On Demand    400,000.00    33,855.56   433,855.56   2,892,370
077      09/30/2002  Michael Tracy   10.00% On Demand      2,655.93        67.87     2,723.80      18,159
078      10/03/2002  Michael Tracy   10.00% On Demand     66,781.97     1,651.00    68,432.97     456,220
079      10/16/2002  Michael Tracy   10.00% On Demand      5,000.00       105.56     5,105.56      34,037
080      10/22/2002  Michael Tracy   10.00% On Demand      3,000.00        58.33     3,058.33      20,389
083      11/21/2002  Michael Tracy   10.00% On Demand      2,500.00        27.78     2,527.78      16,852

Total Shares After Conversion*         15,986,346
Organization Shares                     4,140,000
Salary Shares                           3,726,569
038 & 063 Shares                           41,428
Total                                  23,894,343

* Shares after conversion represent a change of simple interest to 10.00% on all notes.